EXHIBIT 10.4

                         REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of _______, 2006, is executed and delivered by and among American TonerServ Corp., a Delaware corporation (the "Company"), and each of the subscribers in the Company's private placement of units consisting of convertible notes and warrants to purchase common stock (the "Offering") as described in the Company's Confidential Private Placement Memorandum dated July 12, 2006 (collectively, the "Holders.")

                            W I T N E S S E T H:

     WHEREAS, pursuant to the terms of the Offering, the Holders have purchased units of convertible notes and warrants to purchase common stock which, upon the occurrence of certain events, will be convertible into, or exercisable to purchase shares of the Company's common stock, and as a condition of the Offering, the Company is to provide registration rights with respect to the shares that may be issued pursuant to the convertible notes and warrants (the "Registrable Securities"); and

     WHEREAS, the Registrable Securities will be issued and delivered by the Company in reliance upon the exemption from the registration provisions of the United States Securities Act of 1933, as amended (the "Securities Act"), for non public offerings pursuant to Sections 4(2) and 4(6) of the Securities Act and Regulation D under the Securities Act; and

     WHEREAS, the terms and conditions of the Offering provide for the execution and delivery of this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. Definitions. As used in this Agreement, the capitalized terms set forth below shall have the following meanings:

     "Affiliate" shall mean, as to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Persons specified.

     "Company" shall have the meaning set forth in the preamble, and shall also include the Company's successors.

     "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "Person" shall mean any individual, sole proprietorship, partnership, corporation, association, limited liability company, joint venture, trust, unincorporated entity or other entity, or the government of any country or sovereign state, or of any state, province, municipality or other political subdivision thereof.



     "Prospectus" shall mean the Prospectus included in any Registration Statement including any preliminary Prospectus, and any such Prospectus as amended or supplemented by any Prospectus supplement, including post effective amendments, in each case including all material incorporated or deemed to be incorporated by reference therein.

     "$5 Million Qualified Offering" shall have the same meaning as that used in the form of 10% Convertible Notes issued to the Holders.

     "Registrable Securities" shall have the meaning set forth in the preamble; provided, however, that any shares of Common Stock shall cease to be Registrable Securities when they shall have been included in an effective Registration Statement or sold pursuant to Rule 144.

     "Registration Expenses" shall mean any and all expenses incident to the performance by the Company of its obligations under this Agreement, including, but not limited to: (i) all SEC and NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws; (iii) all expenses of printing and distributing any Registration Statement, any Prospectus, and any amendments or supplements thereto; and (iv) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company.

     "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including a Prospectus, amendments and supplements to such registration statement, including post effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Rule 144" means Rule 144 of the General Rules and Regulations promulgated under the Securities Act or any successor rule.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "Securities Act" shall have the meaning set forth in the preamble.

     "Underwriter" shall have the meaning set forth in Section 2(11) of the Securities Act who signs an underwriting agreement with the Company for an underwritten offering of any of the Company's equity securities.

2.   Registration.

     (a) The Company agrees that following the date of Closing of a $5 Million Qualified Offering, the Company shall file a registration statement, and shall use commercially reasonably efforts to cause such Registration Statement to become effective with respect to such Registrable Securities in accordance with the registration procedure set forth in Section 4 hereof. Such Registration Statement may be part of a registration statement filed to register securities sold in the $5 Million Qualified Offering or any other offering that the Company may make.

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     (b)  In the event that the registration is pursuant to a "firm commitment" underwriting, each Holder shall (together with the Company and any other holders of Common Stock distributing their securities through such underwriting) enter into an underwriting agreement in customary form with underwriter or underwriters selected for underwriting by the Company.

3. Holdback Agreements. If any of the Holders' Registrable Securities are covered by a Registration Statement filed pursuant to this Agreement, if requested of all holders of registrable shares of the Common Stock of the Company covered by such Registration Statement by the managing underwriters in an underwritten offering (if timely notified in writing by the Company or the managing underwriters), the Holders agree not to effect any public sale or distribution of securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 (except as a part of such underwritten offering) to the same extent as has been requested by such other holders, during the 10 day period prior to, and the 180 day period beginning on, the effective date of any underwritten offering made pursuant to such Registration Statement.

4. Expenses and Procedures. This Section 4 shall be applicable to a registration of Registrable Securities pursuant to this Agreement.

     (a) Expenses of Registration. All Registration Expenses (exclusive of underwriting discounts and commissions) shall be borne by the Company. The Holders shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to any sale of the Registrable Securities sold by the Holders.

     (b) Registration Procedures. In the case of the registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep the Holders advised as to the initiation of registration, qualification and compliance and as to the completion thereof. At its expense, the Company will furnish such number of Prospectuses and other documents incident thereto as the Holders or underwriters from time to time may reasonably request.

     (c) Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request.

     (d) Delay or Suspension. Notwithstanding anything herein to the contrary, the Company may, at any time, suspend the effectiveness of any Registration Statement for a period of up to 30 consecutive days or 60 days in the aggregate in any calendar year, as appropriate (a "Suspension Period"), by giving notice to the Holders to be included in the Registration Statement, if the Company shall have determined, after consultation with its counsel, that the Company is required to disclose any material corporate development which the Company determines could reasonably be expected to have a material effect on the Company. The Holders agree by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of a Suspension Period, the Holders shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until the Holders (i) are advised in writing by the Company that

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the use of the applicable Prospectus may be resumed, (ii) have received copies of a supplemental or amended prospectus, if applicable, and (iii) have received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus. The Company shall prepare, file and furnish to the Holders immediately upon the expiration of any Suspension Period, appropriate supplements or amendments, if applicable, to the Prospectus and appropriate documents, if applicable, incorporated by reference in the Registration Statement. The Company agrees to use its best efforts to cause any Suspension Period to be terminated as promptly as possible and to cause such Registration Statement to continuously remain effective until such time as the Registrable Securities are either sold by the Holders or are eligible for sale by the Holders or their respective affiliates in accordance with the provisions of subsection (k) of Rule 144.

     (e) Blue Sky. The Company will, as expeditiously as possible, use its best efforts to register or qualify the Registrable Securities covered by a Registration Statement under the securities or blue sky laws of such jurisdictions as the Holders or, in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to take any action which would subject it to taxation or service of process in any jurisdiction where it is not otherwise subject to such taxation or service of process.

     (f) Notification of Material Events. The Company will, as expeditiously as possible, immediately notify the Holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, as expeditiously as possible, amend or supplement such prospectus to eliminate the untrue statement or the omission, and use its best efforts to cause any such amendment or supplement to become effective.

     (g) Opinions. The Company will use its best efforts (if the offering is underwritten) to furnish, at the request of the Holders, on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion of counsel representing the Company for the purposes of such registration dated such date, addressed to the Underwriter(s), stating that such Registration Statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the Registration Statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need express no opinion as to financial statements and financial and statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the Underwriter(s), and

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(ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the Underwriter(s), stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the Prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or the Holders may reasonably request.

5. Certification by Selling Shareholders. The Holders shall review the Registration Statement prepared and filed in connection with any such registration and shall represent and warrant to the Underwriter, if any, and the Company that none of the Holders knows of an untrue statement of a material fact concerning any of the Holders included in the Registration Statement or the omission from the Registration Statement of any material fact concerning any of the Holders required to be stated therein or necessary to make the statements therein not misleading.

6.   Indemnification and Contribution.

     (a) In connection with any Registration Statement, the Company agrees to indemnify and hold harmless the Holders, each Affiliate of the Holders, the directors, partners, officers, employees and agents of the Holders and each person who controls any of the Holders, if any, within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any of the Holders specifically for inclusion therein, (ii) the Company will not be liable to any indemnified party under this indemnity agreement with respect to any Registration Statement or Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results from the use of the Prospectus during a period when the use of the Prospectus has been suspended in accordance with Section

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4(d) hereof, provided that the indemnified party received prior notice of such suspension, which notice shall be deemed to have been received by the indemnified party within 48 hours after the giving thereof; and (iii) the Company shall not be liable to any indemnified party with respect to any preliminary Prospectus to the extent that any such loss, claim, damage or liability of such indemnified party results from the fact that such indemnified party sold Registrable Securities to a person as to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Securities Act, if the loss, claim, damage or liability of such indemnified party results from an untrue statement or omission of a material fact contained in the preliminary Prospectus which was corrected in the Prospectus or in the Prospectus as then amended or supplemented. This indemnity agreement will be in addition to any liability that the Company may otherwise have. The Company also agrees to indemnify and provide contribution to each person who is an Underwriter and who signs an underwriting agreement and/or a selected dealer agreement with respect to the Registrable Securities, its officers and directors, and each person who controls each such Underwriter, on substantially the same basis as that of the indemnification of and contribution to the Holders provided in this Section 6(a).

     (b) By its participation in a Registration Statement, each Holder shall be deemed to have agreed to indemnify and hold harmless (i) the Company, (ii) each of its directors, (iii) each of its officers who signs such Registration Statement (iv) each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and (v) any other Holder or any of its directors, officers, partners, members, agents or employees or any person who controls such Holder to the same extent as the foregoing indemnity from the Company to the Holders and each of their affiliates, but only with respect to written information relating to each such Holder furnished to the Company by or on behalf of the Holder specifically for inclusion in the documents referred to in the foregoing indemnity. Each Holder shall also be deemed to have agreed to indemnify and contribute to each Underwriter who signs an underwriting agreement and/or a selected dealer agreement in connection with such Registration Statement, its officers and directors, and each person who controls each such Underwriter, on substantially the same basis as that of the indemnification of and contribution to the Company provided in this Section 6(b). Anything in this Agreement contained to the contrary notwithstanding, the liability of each Holder for indemnification or contribution hereunder shall be limited to the amount of proceeds received by such Holder in the offering giving rise to such liability after deducting any discounts or commissions paid by such Holder in connection with sales of Registrable Securities. The obligations of the Holders hereunder are several, not joint.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to promptly notify the indemnifying party will not relieve the indemnifying party from liability under Section 6(a) or 6(b) hereof unless and to the extent that it is materially prejudiced thereby.

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The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action included both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution or such action or
(iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnified party shall not settle or compromise any action for which it seeks indemnification or contribution hereunder without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties or actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (d) The provisions of this Section 6 shall remain in full force and effect regardless of any investigation made by or on behalf of the Holders or the Company or any other persons who are entitled to indemnification pursuant to the provisions of this Section 6, and shall survive the sale by the Holders of Registrable Securities.

7. Rule 144. As long as the Company is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, the Company shall use commercially reasonable efforts to promptly file the reports required to be filed by it pursuant to Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder. If the Company is at any time not required to file such reports, it shall promptly make publicly available such information as is necessary to permit sales pursuant to Rule
144. Upon the request of any of the Holders, the Company shall deliver to such Holders a written statement as to whether it has complied with such requirements and such other documents as may be reasonably requested by such Holder related to the availability of Rule 144.

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8.   Amendments.  This Agreement may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions of this Agreement may not be given, unless they would not have an adverse effect upon the rights of the Holders and the Company has obtained the consent of the Holders.

9. Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the Company, the Holders and their respective successors, assigns and transferees.

10. Third Party Beneficiaries. The Holders from time to time shall be third party beneficiaries of the agreements of the Company contained herein.

11. Headings. The headings which are contained in this Agreement are for the sole purpose of convenience of reference, and shall not limit or otherwise affect the interpretation of any of the provisions hereof.

12. Governing Law. This Agreement shall be governed by the laws of the State of California applicable to contracts made and to be wholly performed therein.

13. Notices. All notices and other communications hereunder shall be in writing, and shall be made by hand delivery, registered first class mail, telecopier or any courier providing overnight delivery, at the addresses set forth for notices in the Subcription Agreement. All such notices and other communications shall be deemed to have been duly given upon receipt.

14. Entire Agreement. This Agreement sets forth the entire agreement among the parties with respect to the subject matter hereof.

15. Severability. In the event that any one or more of the provisions of this Agreement, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired or affected thereby.

16. Interpretation. As used in this Agreement, unless the context otherwise requires: words describing the singular number shall include the plural and vice versa; words denoting any gender shall include all genders; words denoting natural persons shall include corporations, partnerships and other entities, and vice versa; and the words "hereof," "herein," and "hereunder," and words of similar import, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement.

17. Waiver. The failure of the Company or the Holders to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of the Company or the Holders to thereafter enforce each and every provision of this Agreement.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the date above written.

                                     "Company"

                                     American TonerServ Corp.


                                     By _____________________________________
                                        Daniel J. Brinker
                                        President & CEO

                                     "Holders"

                                     By their execution of the Subscription
                                     Agreement and Investment Letter relating to the Offering, each Holder agrees to the terms of this Registration Rights Agreement.






















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